Exhibit 10.1
FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Fourth Amendment to Third Amended and Restated Credit Agreement (this "Amendment") is made as of May 7, 2020, by and among GLOBAL OPERATING LLC, a Delaware limited liability company ("OLLC"), GLOBAL COMPANIES LLC, a Delaware limited liability company ("Global"), GLOBAL MONTELLO GROUP CORP., a Delaware corporation ("Montello"), GLEN HES CORP., a Delaware corporation ("Glen Hes"), CHELSEA SANDWICH LLC, a Delaware limited liability company ("Chelsea LLC"), GLP FINANCE CORP., a Delaware corporation ("Finance"), GLOBAL ENERGY MARKETING LLC, a Delaware limited liability company ("GEM"), ALLIANCE ENERGY LLC, a Massachusetts limited liability company ("Alliance"), CASCADE KELLY HOLDINGS LLC, an Oregon limited liability company ("Cascade"), WARREN EQUITIES, INC., a Delaware corporation ("Warren" and, collectively with  OLLC, Global, Montello, Glen Hes, Chelsea LLC, Finance, GEM, Alliance and Cascade, the "Borrowers" and each individually, a "Borrower"), GLOBAL PARTNERS LP, a Delaware limited partnership (the "MLP"), BURSAW OIL LLC, a Massachusetts limited liability company ("Bursaw"), PURITAN OIL COMPANY, INC., a New Jersey Corporation ("Puritan"), WAREX TERMINALS CORPORATION, a New York corporation ("Warex"), DRAKE PETROLEUM COMPANY, INC., a Massachusetts corporation ("Drake") and MARYLAND OIL COMPANY, INC., a Delaware corporation ("Maryland Oil" and, collectively with the MLP, Bursaw, Puritan, Warex and Drake, the "US Guarantors" and each individually, a "US Guarantor"; the Borrowers and the US Guarantors shall hereinafter collectively be referred to as the "Loan Parties" and each, individually, as a "Loan Party"), each "Lender" (as such term is defined in the Credit Agreement referred to below) (collectively, the "Lenders" and each individually, a "Lender") party hereto, Bank of America, N.A. as Administrative Agent, Swing Line Lender, L/C Issuer and Alternative Currency Fronting Lender (as each such term is defined in the Credit Agreement) and JPMorgan Chase Bank, N.A. as an L/C Issuer;

WHEREAS, the Borrowers, the MLP, the Lenders, the Administrative Agent, the Swing Line Lender, the L/C Issuers, the Alternative Currency Fronting Lender, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A. as Co-Syndication Agents and Citizens Bank, N.A., Societe Generale, BNP Paribas and MUFG Bank, Ltd., as Co-Documentation Agents are parties to that certain Third Amended and Restated Credit Agreement dated as of April 25, 2017 (as amended and in effect from time to time, the " Credit Agreement");

WHEREAS, the Loan Parties, the requisite Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement, all as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.             Definitions.  Capitalized terms used herein without definition and which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

§2.             Amendment to Section 1.01 of the Credit Agreement.   Section 1.01 of the Credit Agreement is hereby amended as follows:

(a)            The definitions of "Applicable Revolver Rate", "Applicable WC Rate",  "Bail-In Action", "Bail-In Legislation", "Cost of Funds Rate", "Eurocurrency Rate" and "Write-Down and Conversion Powers" contained in Section 1.01 of the Credit Agreement are hereby amended by deleting each such definition in its entirety and restating each such definition as follows:

"Applicable Revolver Rate" means, in respect of the Revolver Loans and the commitment fees thereon, the applicable percentage per annum set forth below determined by reference to the Combined Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Pricing Level	Combined Total Leverage Ratio	Applicable Revolver Rate for Base Rate Loans (in basis points)	Applicable Revolver Rate for Eurocurrency Rate Loans, Revolver Letters of Credit and Cost of Funds Rate Loans (in basis points)	Applicable Revolver Rate for commitment fees (in basis points)
1	Less than 2.50:1.00	75	175	35.0
2	Greater than or equal to 2.50:1.00 but less than 3.00:1.00	100	200	37.5
3	Greater than or equal to 3.00:1.00 but less than 3.50:1.00	125	225	37.5
4	Greater than or equal to 3.50:1.00 but less than 4.25:1.00	150	250	45.0
5	Greater than or equal to 4.25:1.00 but less than 4.75:1.00	175	275	50.00
6	Greater than or equal to 4.75:1.00 but less than 5.25:1.00	200	300	50.00
7	Greater than or equal to 5.25:1.00	225	325	50.00

Any increase or decrease in the Applicable Revolver Rate resulting from a change in the Combined Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, the highest pricing level shall apply in respect of all the Revolver Loans and the commitment fees in respect thereof as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is delivered.  For the period from the Fourth Amendment Effective Date until the date on which the Administrative Agent receives a Compliance Certificate pursuant to Section 6.02(a) for the fiscal quarter ending June 30, 2020, the applicable percentage per annum set forth above under Pricing Level 6 will be applicable to all Revolver Loans, all commitment fees thereon and all Revolver Letters of Credit.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Revolver Rate for any period shall be subject to the provisions of Section 2.09(b).

"Applicable WC Rate" means, in respect of the WC Loans, the commitment fees relating thereto and the Swing Line Loans, the applicable percentage per annum set forth below determined by reference to the Utilization Amount for each Determination Period:

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Pricing Level	Utilization Amount	Applicable WC Rate for Base Rate Loans (in basis points)	Applicable WC Rate for Eurocurrency Rate Loans, Cost of Funds Rate Loans and WC Letters of Credit (in basis points)	Applicable WC Rate for commitment fees (in basis points)
1	Greater than or equal to 75%	162.5	262.5	50.0
2	Greater than or equal to 50% but less than 75%	137.5	237.5	37.5
3	Less than 50%	112.5	212.5	35.0

For the period from the Closing Date until the first Determination Period to occur after the Closing Date, the applicable percentage per annum set forth above for Pricing Level 3 will be applicable to all WC Loans, all commitment fees thereon, all WC Letters of Credit and the Swing Line Loans.

"Bail-In Action" means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

"Bail-In Legislation" means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement  for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

"Cost of Funds Rate" means, as of any relevant date of determination, the per annum rate of interest which the Administrative Agent is required to pay, or is offering to pay, for wholesale liabilities of like tenor, as the same may be adjusted for reserve requirements or any other requirements or impositions as may be imposed by federal, state or local governmental or regulatory authorities or agencies, all as determined by the Administrative Agent, provided that if the Cost of Funds Rate shall be less than fifty (50) basis points, such rate shall be deemed fifty (50) basis points for purposes of this Agreement.

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"Eurocurrency Rate" means:

(a)    With respect to any Credit Extension:

 (i)  denominated in Dollars, the rate per annum equal to the London Interbank Offered Rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for U.S. Dollars for a period equal in length to such Interest Period) ("LIBOR") as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period;

(ii)  denominated in Canadian dollars, the rate per annum equal to the Canadian Dealer Offered Rate ("CDOR"), or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 10:00 a.m. (Toronto, Ontario time) on the Rate Determination Date with a term equivalent to such Interest Period; and

(b) for any rate calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day;
provided that (x) to the extent a comparable or successor rate is approved by the Administrative Agent in connection with any rate set forth in this definition, the approved rate shall be applied in a manner consistent with market practice; (y) to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent; and (z) if the Eurocurrency Rate shall be less than seventy five (75) basis points, such rate shall be deemed seventy five (75) basis points for purposes of this Agreement.
"Write-Down and Conversion Powers" means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

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(b)            Section 1.01 of the Credit Agreement is further amended by inserting the following definitions in the appropriate alphabetical order:

"Affected Financial Institution" means (a) any EEA Financial Institution or (b) any UK Financial Institution.

            "Fourth Amendment Effective Date" means May 7, 2020.

"Relevant Governmental Body" means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York for the purpose of recommending a benchmark rate to replace LIBOR in loan agreements similar to this Agreement.

 "Resolution Authority" means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

"SOFR" means with respect to any day the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York's website (or any successor source) and, in each case, that has been selected or recommended by the Relevant Governmental Body.

"SOFR-Based Rate" means SOFR or Term SOFR.

"Term SOFR" means the forward-looking term rate for any period that is approximately (as determined by the Administrative Agent) as long as any of the Interest Period options set forth in the definition of "Interest Period" and that is based on SOFR and that has been selected or recommended by the Relevant Governmental Body, in each case as published on an information service selected by the Administrative Agent from time to time in its reasonable discretion.

"UK Financial Institution" means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

"UK Resolution Authority" means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

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§3.             Amendment to Section 3.03 of the Credit Agreement.   Section 3.03 of the Credit Agreement is hereby amended by deleting Section 3.03 in its entirety and restating it as follows:

3.03            Inability to Determine Rates.

(a)            If in connection with any request for a Eurocurrency Rate Loan or a conversion to or continuation thereof, (i) the Administrative Agent determines that (A) deposits (whether in Dollars or the Alternative Currency) are not being offered to banks in the applicable offshore interbank market for such currency for the applicable amount and Interest Period of such Eurocurrency Rate Loan, or (B) (x) adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan (whether denominated in Dollars or the Alternative Currency) or in connection with an existing or proposed Base Rate Loan and (y) the circumstances described in Section 3.03(c)(i) do not apply (in each case with respect to this clause (i), "Impacted Loans"), or (ii) the Administrative Agent or the Required Lenders determines that for any reason  the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurocurrency Rate Loan, the Administrative Agent will promptly so notify the Borrowers and each Lender.  Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans in the affected currency or currencies shall be suspended, (to the extent of the affected Eurocurrency Rate Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Eurocurrency Rate component of the Base Rate, the utilization of the Eurocurrency Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of Section 3.03(a), until the Administrative Agent upon the instruction of the Required Lenders) revokes such notice.  Upon receipt of such notice, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans in the affected currency or currencies (to the extent of the affected Eurocurrency Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein.

(b)            Notwithstanding the foregoing, if the Administrative Agent has made the determination described in clause (i) of Section 3.03(a), the Administrative Agent, in consultation with the Borrowers and the Required Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (i) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (i) of the first sentence of Section 3.03(a), (ii) the Administrative Agent or the Required Lenders notify the Administrative Agent and the Borrowers that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (iii) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrowers written notice thereof.
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(c)            Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrowers or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrowers) that the Borrowers or Required Lenders (as applicable) have determined, that:

(i)            adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii)            the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide LIBOR after such specific date (such specific date, the “Scheduled Unavailability Date”), or

(iii)            syndicated loans currently being executed, or that include language similar to that contained in this Section 3.03, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrowers may amend this Agreement solely for the purposes of replacing LIBOR in accordance with this Section 3.03 with (x) one or more SOFR-Based Rates or (y) another alternate benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (the "Adjustment;" and any such proposed rate, a “LIBOR Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrowers unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders (A) in the case of an amendment to replace LIBOR with a rate described in clause (x), object to the Adjustment; or (B) in the case of an amendment to replace LIBOR with a rate described in clause (y), object to such amendment; provided that for the avoidance of doubt, in the case of clause (A), the Required Lenders shall not be entitled to object to any SOFR-Based Rate contained in any such amendment.   Such LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

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If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrowers and each Lender.  Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans denominated in Dollars shall be suspended (to the extent of the affected Eurocurrency Rate Loans or Interest Periods), and (y) the Eurocurrency Rate component shall no longer be utilized in determining the Base Rate.  Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in Dollars (to the extent of the affected Eurocurrency Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.

Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than seventy five (75) basis points for purposes of this Agreement.

For purposes hereof, "LIBOR Successor Rate Conforming Changes"  means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent in consultation with the Borrowers, to reflect the adoption and implementation of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement).
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In connection with the implementation of a LIBOR Successor Rate, the Administrative Agent will have the right to make LIBOR Successor Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such LIBOR Successor Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided, that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such LIBOR Successor Conforming Changes to the Lenders reasonably promptly after such amendment becomes effective.

§4.             Amendment to Section 7.18 of the Credit Agreement.   Section 7.18 of the Credit Agreement is hereby amended as follows:

(a)            Section 7.18(ii) of the Credit Agreement is hereby amended by deleting Section 7.18(ii) in its entirety and restating it as follows:

(ii)            Combined Interest Coverage Ratio.  Permit the Combined Interest Coverage Ratio to be less than (a) 2.00:1.00 at the end of the fiscal quarter ended March 31, 2020; (b) 1.75:1.00 at the end of the fiscal quarters ending June 30, 2020, September 30, 2020, December 31, 2020 and March 31, 2021; and (c) 2.00:1.00 at the end of the fiscal quarter ending June 30, 2021 and each fiscal quarter ending thereafter.

(b)            Section 7.18(iv) of the Credit Agreement is hereby amended by deleting Section 7.18(iv) in its entirety and restating it as follows:

(iv)            Combined Total Leverage Ratio.  Permit the Combined Total Leverage Ratio to be greater than (a) 5.00:1.00 as at the end of the fiscal quarter ended March 31, 2020; (b) 6.00:1.00 as at the end of the fiscal quarter ending June 30, 2020; (c) 6.25:1.00 as at the end of the fiscal quarter ending September 30, 2020; (d) 6.00:1.00 as at the end of the fiscal quarter ending December 31, 2020;  (e) 5.50:1.00 as at the end of the fiscal quarter ending March 31, 2021; and (f) 5.00:1.00 as at the end of the fiscal quarter ending June 30, 2021 and each fiscal quarter ending thereafter, provided, however, notwithstanding the foregoing, for the fiscal quarter in which a Material Acquisition occurred after June 30, 2021, together with the first two full fiscal quarters following the consummation of such Material Acquisition (each such period, an "Acquisition Adjustment Period"), the Combined Total Leverage Ratio for such period shall not be greater than 5:50:1.00.

§5.             Amendment to Section 10.22 of the Credit Agreement.   Section 10.22 of the Credit Agreement is hereby amended by deleting Section 10.22 in its entirety and restating it as follows:

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10.22 Acknowledgement and Consent to Bail-In of Affected Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)            the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and

(b)            the effects of any Bail-in Action on any such liability, including, if applicable:

(i)            a reduction in full or in part or cancellation of any such liability;

(ii)            a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)            the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

§6.             Amendment to Article X of the Credit Agreement.   Article X of the Credit Agreement is further amended by inserting immediately after Section 10.23 the following new Section 10.24:

10.24 Acknowledgement Regarding any Supported QFCs.  To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, "QFC Credit Support", and each such QFC, a "Supported QFC"), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the "U.S. Special Resolution Regimes") in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

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(a)            In the event a Covered Entity that is party to a Supported QFC (each, a "Covered Party") becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)            As used in this Section 10.24, the following terms have the following meanings:

"BHC Act Affiliate" of a party means an "affiliate" (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

"Covered Entity" means any of the following:  (i) a "covered entity" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a "covered bank" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a "covered FSI" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

"Default Right" has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

"QFC" has the meaning assigned to the term "qualified financial contract" in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
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§7.             Amendment to Schedule 2.01 to the Credit Agreement.   Schedule 2.01 to the Credit Agreement is hereby amended by deleting Schedule 2.01 in its entirety and substituting in place thereof the Schedule 2.01 attached hereto as Exhibit A.

§8.             Amendment to Exhibit E to the Credit Agreement.   Schedule 1 of Exhibit E to the Credit Agreement is hereby amended by (a) deleting the words "Minimum ratio permitted: 2.00 to 1" appearing in section III thereof and substituting in place thereof the words ""Minimum ratio permitted: (a) 2.00 to 1.00 at the end of the fiscal quarter ended March 31, 2020; (b) 1.75 to 1.00 at the end of the fiscal quarters ending June 30, 2020, September 30, 2020, December 31, 2020 and March 31, 2021; and (c) 2.00 to 1.00 at the end of the fiscal quarter ending June 30, 2021 and each fiscal quarter ending thereafter"; and (b) deleting the words "Maximum ratio permitted: 5.00 to 1 (step up to 5.50 to 1 for the fiscal quarter in which a Material Acquisition has occurred together with the first two full fiscal quarters following the consummation of a Material Acquisition)" appearing in section V thereof and substituting in place thereof the words ""Maximum ratio permitted: (a) 5.00 to 1.00 as at the end of the fiscal quarter ended March 31, 2020; (b) 6.00 to 1.00 as at the end of the fiscal quarter ending June 30, 2020; (c) 6.25 to 1.00 as at the end of the fiscal quarter ending September 30, 2020; (d) 6.00 to 1.00 as at the end of the fiscal quarter ending December 31, 2020;  (e) 5.50 to 1.00 as at the end of the fiscal quarter ending March 31, 2021; and (f) 5.00 to 1.00 as at the end of the fiscal quarter ending June 30, 2021 and each fiscal quarter ending thereafter (for any Material Acquisition consummated after June 30, 2021, step up to 5.50 to 1 for the fiscal quarter in which a Material Acquisition has occurred together with the first two full fiscal quarters following the consummation of a Material Acquisition)".

§9.  Conditions to Effectiveness. This Amendment will become effective as of the date hereof (the "Amendment Effective Date") upon receipt by the Administrative Agent of the following:

(a)            the fully executed counterparts of this Amendment (including the Ratification of Guaranty hereto by the Guarantors) executed by the Loan Parties, the Administrative Agent and the Lenders;

(b)            a certificate from each Loan Party in form and substance satisfactory to the Administrative Agent and dated as of the Amendment Effective Date as to the incumbency of, and bearing manual specimen signatures of, the officers or other authorized signatories of such Loan Party who are authorized to execute and take actions under this Amendment on behalf of such Loan Party (or a certification that no changes have been made to the list provided to the Administrative Agent on April 19, 2019 in the certificate delivered pursuant to Section 5(e) of the Third Amendment to Third Amended and Restated Credit Agreement and First Amended to Third Amended and Restated Security Agreement dated as of April 19, 2019 (the "Third Amendment") among the Loan Parties, the Lenders and the Administrative Agent (the "Third Amendment Certificate"), and certifying and attaching copies of (i) each Loan Party's Organizational Documents (or a certification that no changes have been made to such Loan Party's Organizational Documents from those delivered to the Administrative Agent on the Closing Date in the certificate delivered pursuant to Section 4.01 of the Credit Agreement (the "Closing Date Certificates") or with the Third Amendment Certificate); and (ii) the resolutions of each Loan Party's board of directors, members or managers, as the case may be, authorizing the transactions contemplated by this Amendment;

 (c)            a good standing and legal existence certificate for each Loan Party, issued by the state in which such Loan Party is organized; and

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 (d)            receipt by the Administrative Agent for the account of each Lender approving this Amendment and sending to the Administrative Agent its fully executed and delivered signature page hereto for receipt by the Administrative Agent by not later than 10:00 a.m. (Eastern time) on May 7, 2020, a fee in an amount of 10 basis points on the amount of such Lender's WC Commitment and Revolver Commitment as set forth on Schedule 2.01 attached hereto (which is after giving effect to the reduction in the such Lender's WC Commitment and Revolver Commitment contemplated by this Amendment).

§10.            Representations and Warranties; No Default.  Each Loan Party represents and warrants (a) that the representations and warranties of such Loan Party contained in Article V of the Credit Agreement (it being understood that all references to the Credit Agreement in this Section 10 shall refer to the Credit Agreement as amended hereby) or any other Loan Document, or which are contained in any document furnished in connection herewith, are true and correct on the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 10, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (b) no Default or Event of Default has occurred and is continuing as of the date hereof.  In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.

§11.            Ratification, Etc.  Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.  This Amendment shall constitute a Loan Document.

§12.            No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuers, the Swing Line Lender, the Alternative Currency Fronting Lender, the Syndication Agent, the Co-Documentation Agents or the Lenders consequent thereon.
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§13.            Counterparts; Electronic Signatures.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. "pdf" or "tif") shall be effective as delivery of a manually executed counterpart of this Agreement.  Each party agrees that this Amendment and any other document to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.  Each party hereto further agrees to deliver to the Administrative Agent, if so requested by the Administrative Agent, an original manually signed wet ink signature to this Amendment.

§14.            Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

GLOBAL OPERATING LLC
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

GLOBAL COMPANIES LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

GLOBAL MONTELLO GROUP CORP.

By	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

CHELSEA SANDWICH LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

GLEN HES CORP.

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

GLP FINANCE CORP.

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

GLOBAL ENERGY MARKETING LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

ALLIANCE ENERGY LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

CASCADE KELLY HOLDINGS LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

WARREN EQUITIES, INC.

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

GLOBAL PARTNERS LP
By:	Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

BURSAW OIL LLC
By:	Alliance Energy LLC, its sole member
By:	Alliance Energy LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

WAREX TERMINALS CORPORATION

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

DRAKE PETROLEUM COMPANY, INC.

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

PURITAN OIL COMPANY, INC.

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

MARYLAND OIL COMPANY, INC.

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Anthony W. Kell

Name:	Anthony W. Kell

Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, L/C
Issuer, Alternative Currency Fronting Lender
and Swing Line Lender

By:	/s/ Christopher DiBiase

Name:	Christopher DiBiase

Title:	Director

JPMORGAN CHASE BANK, N.A., as a
Lender, L/C Issuer and as Co-Syndication
Agent

By:	/s/ Helen D. Davis

Name:	Helen D. Davis

Title:	Authorized Officer

WELLS FARGO BANK, N.A., as a Lender and
Co-Syndication Agent

By:	/s/ Kelly McDonough

Name:	Kelly McDonough

Title:	Vice President

CITIZENS BANK, N.A., as a Lender and Co-
Documentation Agent

By:	/s/ Donald A. Wright

Name:	Donald A. Wright

Title:	Senior Vice President

SOCIETE GENERALE., as a Lender and Co-
Documentation Agent

By:	/s/ Barbara Paulsen

Name:	Barbara Paulsen

Title:	Managing Director

BNP PARIBAS, as a Lender and Co-
Documentation Agent

By:	/s/ Redi Meshi

Name:	Redi Meshi

Title:	Vice President

By:	/s/ Delphine Gaudiot

Name:	Delphine Gaudiot

Title:	Director

MUFG BANK, LTD. (formerly known as THE
BANK OF TOKYO-MITSUBISHI UFJ, LTD.),
as a Lender and Co-Documentation Agent

By:	/s/ Christopher Taylor

Name:	Christopher Taylor

Title:	Managing Director

BMO HARRIS FINANCING, INC., as a
Lender

By:	/s/ Katherine Robinson

Name:	Katherine Robinson

Title:	Managing Director

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as a Lender

By:	/s/ Zali Win

Name:	Zali Win

Title:	Managing Director

By:	/s/ Christine Jang

Name:	Christine Jang

Title:	Vice President

COOPERATIEVE RABOBANK U.A., NEW
YORK BRANCH, as a Lender

By:	/s/ Tim Kümpel

Name:	Tim Kümpel

Title:	Managing Director

By:	/s/ Edward Santos

Name:	Edward Santos

Title:	Vice President

SANTANDER BANK, N.A., as a Lender

By:	/s/ John P. Nuzzo

Name:	John P. Nuzzo

Title:	Senior Vice President

TD BANK, N.A., as a Lender

By:	/s/ Vijay Prasad

Name:	Vijay Prasad

Title:	Senior Vice President

REGIONS BANK, as a Lender

By:	/s/ David Valentine

Name:	David Valentine

Title:	Managing Director

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Mark Specht

Name:	Mark Specht

Title:	Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis

Name:	Sydney G. Dennis

Title:	Director

CUSTOMERS BANK, as a Lender

By:	/s/ Joseph T. O’Leary, Jr.

Name:	Joseph T. O’Leary, Jr.

Title:	Executive Vice President

WEBSTER BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Samuel Pepe

Name:	/Samuel Pepe

Title:	Vice President

PEOPLE'S UNITED BANK, NATIONAL
ASSOCIATION, formerly PEOPLE'S
UNITED BANK, as a Lender

By:	/s/ Jeffrey Giunte

Name:	Jeffrey Giunte

Title:	Senior Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Mike Ross

Name:	Mike Ross

Title:	Managing Director

ROCKLAND TRUST COMPANY (successor
by merger to BLUE HILLS BANK), as a Lender

By:	/s/ Gretchen Troiano

Name:	Gretchen Troiano

Title:	Vice President

CAPITAL ONE, N.A., as a Lender

By:	/s/ Thomas Lawler

Name:	Thomas Lawler

Title:	Director

CITY NATIONAL BANK, as a Lender

By:	/s/ Joseph Lisack

Name:	Joseph Lisack

Title:	Authorized Officer / Vice President

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a "Guarantor") hereby acknowledges and consents to the foregoing Amendment as of May 7, 2020, and agrees that each of (a) the Third Amended and Restated Guaranty dated as of April 25, 2017 (as amended and in effect from time to time, the "Guaranty") from each of Global Partners LP, Bursaw Oil LLC, Warex Terminals Corporation, Drake Petroleum Company, Inc., Puritan Oil Company, Inc. and Maryland Oil Company, Inc.; and (b) the Amended and Restated Guarantee dated as of April 25, 2017 (as amended and in effect from time to time, the "Canada Guaranty") from Global Partners Energy Canada ULC remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder and under each of the other Loan Documents to which such Guarantor is a party. Notwithstanding anything to the contrary contained herein, the parties hereto hereby acknowledge, agree and confirm that as of the date hereof, each of the Guaranty and the Canada Guaranty remains in full force and effect.

GLOBAL PARTNERS LP
By:	Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

BURSAW OIL LLC
By:	Alliance Energy LLC, its sole member
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

GLOBAL PARTNERS ENERGY CANADA ULC

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

WAREX TERMINALS CORPORATION

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

DRAKE PETROLEUM COMPANY, INC.

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

PURITAN OIL COMPANY, INC.

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

MARYLAND OIL COMPANY, INC.

By:	/s/ Daphne H. Foster
Name: Daphne H. Foster
Title: Chief Financial Officer

Exhibit A to Amendment
Schedule 2.01

Institution	Revolver Commitment	%	WC Commitment	%	Total	Percentage Total
Bank of America, N.A.	$24,600,000.00	6.15%	$47,355,000.00	6.15%	$71,955,000.00	6.15%

JPMorgan Chase Bank, N.A.	$24,600,000.00	6.15%	$47,355,000.00	6.15%	$71,955,000.00	6.15%

Wells Fargo Bank, N.A.	$24,600,000.00	6.15%	$47,355,000.00	6.15%	$71,955,000.00	6.15%

Citizens Bank, N.A.	$24,600,000.00	6.15%	$47,355,000.00	6.15%	$71,955,000.00	6.15%

Societe Generale	$24,600,000.00	6.15%	$47,355,000.00	6.15%	$71,955,000.00	6.15%

BNP Paribas	$24,600,000.00	6.15%	$47,355,000.00	6.15%	$71,955,000.00	6.15%

MUFG Bank, Ltd.	$24,600,000.00	6.15%	$47,355,000.00	6.15%	$71,955,000.00	6.15%

BMO Harris Financing, Inc.	$22,480,000.00	5.62%	$43,274,000.00	5.62%	$65,754,000.00	5.62%

Credit Agricole Corporate and Investment Bank	$22,480,000.00	5.62%	$43,274,000.00	5.62%	$65,754,000.00	5.62%

Cooperatieve Rabobank U.A., New York Branch	$22,480,000.00	5.62%	$43,274,000.00	5.62%	$65,754,000.00	5.62%

Santander Bank, N.A.	$22,480,000.00	5.62%	$43,274,000.00	5.62%	$65,754,000.00	5.62%

TD Bank, N.A.	$22,480,000.00	5.62%	$43,274,000.00	5.62%	$65,754,000.00	5.62%

Capital One, N.A.	$15,400,000.00	3.85%	$29,645,000.00	3.85%	$45,045,000.00	3.85%

Regions Bank	$15,400,000.00	3.85%	$29,645,000.00	3.85%	$45,045,000.00	3.85%

Customers Bank	$12,320,000.00	3.08%	$23,716,000.00	3.08%	$36,036,000.00	3.08%

People's United Bank, National Association	$12,320,000.00	3.08%	$23,716,000.00	3.08%	$36,036,000.00	3.08%

Barclays Bank PLC	$10,760,000.00	2.69%	$20,713,000.00	2.69%	$31,473,000.00	2.69%

City National Bank	$10,760,000.00	2.69%	$20,713,000.00	2.69%	$31,473,000.00	2.69%

Fifth Third Bank	$10,760,000.00	2.69%	$20,713,000.00	2.69%	$31,473,000.00	2.69%

Raymond James Bank, N.A.	$10,760,000.00	2.69%	$20,713,000.00	2.69%	$31,473,000.00	2.69%

Webster Bank, N.A.	$9,240,000.00	2.31%	$17,787,000.00	2.31%	$27,027,000.00	2.31%

Rockland Trust Company	$7,680,000.00	1.92%	$14,784,000.00	1.92%	$22,464,000.00	1.92%

TOTAL	$400,000,000	100%	$770,000,000	100%	$1,170,000,000	100%